UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 19, 2007

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

        (a)   Dismissal of Previous Independent Registered Public Accounting Firm

        On June 19, 2007, the Company dismissed McGladrey & Pullen, LLC (“McGladrey”) as its independent registered public accounting firm. The decision to dismiss McGladrey was approved by the Audit Committee of the Company's Board of Directors.

         McGladrey’s audit reports on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of McGladrey on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and in the subsequent interim period from January 1, 2007 through March 31, 2007, there were (i) no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided McGladrey with a copy of this disclosure and has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agrees with the above statements. A copy of such letter dated June 21, 2007 from McGladrey is filed as Exhibit 16.1 to this Form 8-K.

         (b)  Engagement of New Independent Registered Public Accounting Firm

         On June 21, 2007, the Company engaged KPMG LLP (“KPMG”) as its new independent registered public accounting firm. The decision to engage KPMG was approved by the Audit Committee of the Company’s Board of Directors.

         During the Company’s two most recent fiscal years and in the subsequent interim period from January 1, 2007 through June 21, 2007, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits

                            (a)       Financial Statements

                                        Not Applicable

                           (b)       Pro Forma Financial Information

                                        Not Applicable

                           (c)       Shell Company Transactions

                                        Not Applicable

                           (d)       Exhibits

                                        16.1        Letter from McGladrey to the Securities and Exchange Commission dated June 21, 2007.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: June 21, 2007	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer

Exhibit Index

16.1    Letter from McGladrey to the Securities and Exchange Commission dated June 21, 2007.